UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2025

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 Crown Point Circle, Suite 600
 Grass Valley, California, United States 95945
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (917) 349-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Securities

On October 24, 2025, Rise Gold Corp. (the "Company") closed the non-brokered private placement of units ("Units") previously announced in the Company's October 17, 2025 news release.  The Company raised a total of US$7,000,000 through the sale of 28,000,000 units (each a "Unit") at a price of US$0.25 per Unit. Each Unit consists of one share of common stock (a "Share") and one common share purchase warrant (a "Warrant"). Each Warrant entitles the holder to purchase an additional Share of the Company at an exercise price of US$0.45 until October 24, 2028.

The Company paid finder's fees of US$1,500 and issued a total of 6,000 finder's warrants ("Finder's Warrants"), with each Finder's Warrant entitling the holder to acquire one Share (each a "Finder's Warrant Share") at a price of US$0.45 until October 24, 2028.

The Company issued the Units and the Shares and Warrants comprising the Units and offered the Warrant Shares in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act") for offers and sales outside of the United States and Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder for offers and sales in the United States and to U.S. persons. The Company's reliance on Rule 903 was based on the fact that the securities were sold in offshore transactions, neither the Company nor anyone acting on its behalf engaged in any directed selling efforts in the United States in connection with the offer and sale of the securities, and none of the purchasers of those securities was a U.S. person or acquired the securities for the account or benefit of any U.S. person. Reliance on Section 4(a)(2) and Rule 506(b) was based on the fact that each U.S. purchaser provided us with written representations regarding the purchaser's investment intent and status as an accredited investor and neither the Company nor anyone acting on its behalf engaged in any general advertising or general solicitation.

The Company issued the Finder's Warrants and offered the Finder's Warrant Shares in reliance on the private offering exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated October 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 24, 2025

RISE GOLD CORP.

/s/ Joseph Mullin
Joseph Mullin
President and CEO